CNA Financial Corporation
Supplemental Financial Information

December 31, 2022

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Statements of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2022	2021	Change	2022	2021	Change
Revenues:
Net earned premiums	$2,232	$2,119	5%	$8,667	$8,175	6%
Net investment income	503	551	(9)	1,805	2,159	(16)
Net investment gains (losses)	(33)	3		(199)	120
Non-insurance warranty revenue	401	376		1,574	1,430
Other revenues	8	5		32	24
Total revenues	3,111	3,054	2	11,879	11,908	—
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,683	1,665		6,386	6,349
Amortization of deferred acquisition costs	389	359		1,490	1,443
Non-insurance warranty expense	379	355		1,471	1,328
Other operating expenses	338	317		1,339	1,191
Interest	28	28		112	113
Total claims, benefits and expenses	2,817	2,724	(3)	10,798	10,424	(4)
Income (loss) before income tax	294	330		1,081	1,484
Income tax (expense) benefit	(46)	(64)		(187)	(282)
Net income (loss)	$248	$266	(7)%	$894	$1,202	(26)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended December 31	Three Months		Twelve Months
(In millions, except per share data)	2022	2021	2022	2021
Components of Income (Loss)
Core income (loss)	$274	$265	$1,048	$1,106
Net investment gains (losses)	(26)	1	(154)	96
Net income (loss)	$248	$266	$894	$1,202

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.01	$0.97	$3.84	$4.06
Net investment gains (losses)	(0.10)	0.01	(0.56)	0.35
Diluted earnings (loss) per share	$0.91	$0.98	$3.28	$4.41

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.3	271.7	271.6	271.8
Diluted	272.3	272.9	272.5	272.8

Return on Equity
Net income (loss) (1)	11.7%	8.4%	8.3%	9.5%
Core income (loss) (2)	8.9	8.5	8.4	9.1
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	December 31, 2022	December 31, 2021
Total investments	$43,177	$50,328
Reinsurance receivables, net of allowance for uncollectible receivables	5,416	5,463
Total assets	60,927	66,639
Insurance reserves	41,624	43,171
Debt	2,781	2,779
Total liabilities	52,102	53,830
Accumulated other comprehensive income (loss) (1)	(3,557)	320
Total stockholders' equity	8,825	12,809

Book value per common share	$32.58	$47.20
Book value per common share excluding AOCI	$45.71	$46.02

Outstanding shares of common stock (in millions of shares)	270.9	271.4

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,572	$11,321

Three Months Ended December 31	2022	2021
Net cash flows provided (used) by operating activities	$512	$643
Net cash flows provided (used) by investing activities	(440)	(631)
Net cash flows provided (used) by financing activities	(108)	(103)
Net cash flows provided (used) by operating, investing and financing activities	$(36)	$(91)

Twelve Months Ended December 31	2022	2021
Net cash flows provided (used) by operating activities	$2,502	$1,997
Net cash flows provided (used) by investing activities	(1,512)	(1,228)
Net cash flows provided (used) by financing activities	(1,032)	(648)
Net cash flows provided (used) by operating, investing and financing activities	$(42)	$121
(1) As of December 31, 2022 and 2021, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $61 million and $2,477 million. To the extent that unrealized gains on fixed maturity securities supporting long term care reserves would result in a premium deficiency if realized, a related increase in Insurance reserves is recorded, net of tax, as a reduction of net unrealized gains (losses), through Other comprehensive income (loss). To the extent that unrealized gains or losses on fixed maturity securities supporting structured settlements not funded by annuities would impact the reserve balance if realized, a related increase or decrease in Insurance reserves is recorded, net of tax, as a reduction or increase of net unrealized gains (losses), through Other comprehensive income (Shadow Adjustments).
(2) Statutory capital and surplus as of December 31, 2022 is preliminary.

Property & Casualty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2022	2021	Change		2022	2021	Change
Gross written premiums	$3,581	$3,515	2%		$14,078	$13,407	5%
Gross written premiums ex. 3rd party captives	2,704	2,513	8		10,264	9,303	10
Net written premiums	2,284	2,166	5		8,663	7,921	9

Net earned premiums	2,116	1,997	6		8,196	7,685	7
Net investment income	290	306	(5)		982	1,178	(17)
Non-insurance warranty revenue	401	376			1,574	1,430
Other revenues	7	5			32	24
Total operating revenues	2,814	2,684	5		10,784	10,317	5
Insurance claims and policyholders' benefits	1,325	1,239			5,108	5,001
Amortization of deferred acquisition costs	389	359			1,490	1,443
Non-insurance warranty expense	379	355			1,471	1,328
Other insurance related expenses	268	257			1,039	951
Other expenses	27	23			113	83
Total claims, benefits and expenses	2,388	2,233	(7)		9,221	8,806	(5)
Core income (loss) before income tax	426	451			1,563	1,511
Income tax (expense) benefit on core income (loss)	(84)	(98)			(323)	(327)
Core income (loss)	$342	$353	(3)%		$1,240	$1,184	5%

Other Performance Metrics
Underwriting gain (loss)	$134	$142	(6)%		$559	$290	93%

Loss & LAE ratio	62.4%	61.8%	(0.6)	pts	62.0%	64.8%	2.8	pts
Expense ratio	31.1	30.8	(0.3)		30.9	31.1	0.2
Dividend ratio	0.2	0.3	0.1		0.3	0.3	—
Combined ratio	93.7%	92.9%	(0.8)	pts	93.2%	96.2%	3.0	pts
Combined ratio excluding catastrophes and development	91.2%	91.2%	—	pts	91.2%	91.4%	0.2	pts

Net accident year catastrophe losses incurred	$76	$40			$247	$397
Effect on loss & LAE ratio	3.6%	2.0%	(1.6)	pts	3.0%	5.1%	2.1	pts

Net prior year development and other: (favorable) / unfavorable	$(20)	$(5)			$(76)	$(22)
Effect on loss & LAE ratio	(1.1)%	(0.3)%	0.8	pts	(1.0)%	(0.3)%	0.7	pts

Rate	4%	9%	(5)	pts	5%	9%	(4)	pts
Renewal premium change	7%	11%	(4)	pts	8%	12%	(4)	pts
Retention	86%	83%	3	pts	86%	82%	4	pts
New business	$470	$478	(2)%		$1,876	$1,667	13%

Specialty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2022	2021	Change		2022	2021	Change
Gross written premiums	$1,874	$2,015	(7)%		$7,514	$7,665	(2)%
Gross written premiums ex. 3rd party captives	998	1,016	(2)		3,814	3,672	4
Net written premiums	863	875	(1)		3,306	3,225	3

Net earned premiums	827	806	3		3,203	3,076	4
Net investment income	126	130	(3)		431	497	(13)
Non-insurance warranty revenue	401	376			1,574	1,430
Other revenues	1	—			1	1
Total operating revenues	1,355	1,312	3		5,209	5,004	4
Insurance claims and policyholders' benefits	480	476			1,845	1,790
Amortization of deferred acquisition costs	168	165			656	643
Non-insurance warranty expense	379	355			1,471	1,328
Other insurance related expenses	86	84			336	296
Other expenses	11	11			51	47
Total claims, benefits and expenses	1,124	1,091	(3)		4,359	4,104	(6)
Core income (loss) before income tax	231	221			850	900
Income tax (expense) benefit on core income (loss)	(48)	(48)			(182)	(196)
Core income (loss)	$183	$173	6%		$668	$704	(5)%

Other Performance Metrics
Underwriting gain (loss)	$93	$81	15%		$366	$347	5%

Loss & LAE ratio	57.8%	58.9%	1.1	pts	57.4%	58.1%	0.7	pts
Expense ratio	30.8	30.9	0.1		31.0	30.5	(0.5)
Dividend ratio	0.2	0.1	(0.1)		0.2	0.1	(0.1)
Combined ratio	88.8%	89.9%	1.1	pts	88.6%	88.7%	0.1	pts
Combined ratio excluding catastrophes and development	89.4%	90.1%	0.7	pts	89.8%	89.7%	(0.1)	pts

Net accident year catastrophe losses incurred	$—	$3			$2	$12
Effect on loss & LAE ratio	—%	0.4%	0.4	pts	0.1%	0.4%	0.3	pts

Net prior year development and other: (favorable) / unfavorable	$(5)	$(5)			$(40)	$(43)
Effect on loss & LAE ratio	(0.6)%	(0.6)%	—	pts	(1.3)%	(1.4)%	(0.1)	pts

Rate	3%	12%	(9)	pts	6%	11%	(5)	pts
Renewal premium change	3%	13%	(10)	pts	7%	12%	(5)	pts
Retention	88%	83%	5	pts	86%	83%	3	pts
New business	$141	$180	(22)%		$548	$551	(1)%

Commercial - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2022	2021	Change		2022	2021	Change
Gross written premiums	$1,346	$1,161	16%		$5,170	$4,445	16%
Gross written premiums ex. 3rd party captives	1,345	1,158	16		5,056	4,334	17
Net written premiums	1,096	973	13		4,193	3,595	17

Net earned premiums	1,022	923	11		3,923	3,552	10
Net investment income	145	161	(10)		488	624	(22)
Other revenues	5	6			30	23
Total operating revenues	1,172	1,090	8		4,441	4,199	6
Insurance claims and policyholders' benefits	695	596			2,626	2,559
Amortization of deferred acquisition costs	167	145			634	594
Other insurance related expenses	148	135			557	511
Other expenses	15	10			36	38
Total claims, benefits and expenses	1,025	886	(16)		3,853	3,702	(4)
Core income (loss) before income tax	147	204			588	497
Income tax (expense) benefit on core income (loss)	(31)	(43)			(122)	(103)
Core income (loss)	$116	$161	(28)%		$466	$394	18%

Other Performance Metrics
Underwriting gain (loss)	$12	$47	(74)%		$106	$(112)	195%

Loss & LAE ratio	67.8%	64.1%	(3.7)	pts	66.4%	71.5%	5.1	pts
Expense ratio	30.8	30.4	(0.4)		30.4	31.1	0.7
Dividend ratio	0.4	0.4	—		0.5	0.5	—
Combined ratio	99.0%	94.9%	(4.1)	pts	97.3%	103.1%	5.8	pts
Combined ratio excluding catastrophes and development	92.7%	92.2%	(0.5)	pts	92.4%	92.6%	0.2	pts

Net accident year catastrophe losses incurred	$74	$26			$222	$358
Effect on loss & LAE ratio	7.2%	2.9%	(4.3)	pts	5.6%	10.0%	4.4	pts

Net prior year development and other: (favorable) / unfavorable	$(7)	$—			$(23)	$19
Effect on loss & LAE ratio	(0.9)%	(0.2)%	0.7	pts	(0.7)%	0.5%	1.2	pts

Rate	5%	6%	(1)	pts	5%	7%	(2)	pts
Renewal premium change	9%	8%	1	pts	8%	11%	(3)	pts
Retention	86%	83%	3	pts	86%	82%	4	pts
New business	$255	$228	12%		$1,009	$843	20%

International - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2022	2021	Change		2022	2021	Change
Gross written premiums	$361	$339	6%		$1,394	$1,297	7%
Net written premiums	325	318	2		1,164	1,101	6
Net earned premiums	267	268	—		1,070	1,057	1
Net investment income	19	15	27		63	57	11
Other revenues	1	(1)			1	—
Total operating revenues	287	282	2		1,134	1,114	2
Insurance claims and policyholders' benefits	150	167			637	652
Amortization of deferred acquisition costs	54	49			200	206
Other insurance related expenses	34	38			146	144
Other expenses	1	2			26	(2)
Total claims, benefits and expenses	239	256	7		1,009	1,000	(1)
Core income (loss) before income tax	48	26			125	114
Income tax (expense) benefit on core income (loss)	(5)	(7)			(19)	(28)
Core income (loss)	$43	$19	126%		$106	$86	23%

Other Performance Metrics
Underwriting gain (loss)	$29	$14	107%		$87	$55	58%

Loss & LAE ratio	56.0%	62.4%	6.4	pts	59.5%	61.7%	2.2	pts
Expense ratio	32.9	32.4	(0.5)		32.3	33.1	0.8
Dividend ratio	—	—	—		—	—	—
Combined ratio	88.9%	94.8%	5.9	pts	91.8%	94.8%	3.0	pts
Combined ratio excluding catastrophes and development	91.0%	90.9%	(0.1)	pts	90.8%	92.1%	1.3	pts

Net accident year catastrophe losses incurred	$2	$11			$23	$27
Effect on loss & LAE ratio	0.9%	4.1%	3.2	pts	2.2%	2.6%	0.4	pts

Net prior year development and other: (favorable) / unfavorable	$(8)	$—			$(13)	$2
Effect on loss & LAE ratio	(3.0)%	(0.2)%	2.8	pts	(1.2)%	0.1%	1.3	pts

Rate	4%	13%	(9)	pts	6%	13%	(7)	pts
Renewal premium change	9%	14%	(5)	pts	11%	13%	(2)	pts
Retention	84%	82%	2	pts	81%	78%	3	pts
New business	$74	$70	6%		$319	$274	16%

Life & Group - Results of Operations

Periods ended December 31	Three Months		Twelve Months
(In millions)	2022	2021	2022	2021
Net earned premiums	$117	$122	$473	$491
Net investment income	204	242	804	966
Other revenues	(1)	1	(1)	—
Total operating revenues	320	365	1,276	1,457
Insurance claims and policyholders' benefits	318	340	1,202	1,239
Other insurance related expenses	29	26	118	103
Other expenses	2	5	9	10
Total claims, benefits and expenses	349	371	1,329	1,352
Core income (loss) before income tax	(29)	(6)	(53)	105
Income tax (expense) benefit on core income (loss)	13	12	44	21
Core income (loss)	$(16)	$6	$(9)	$126

Corporate & Other - Results of Operations

Periods ended December 31	Three Months		Twelve Months
(In millions)	2022	2021	2022	2021
Net earned premiums	$(1)	$—	$(2)	$(1)
Net investment income	9	3	19	15
Other revenues	2	(1)	1	—
Total operating revenues	10	2	18	14
Insurance claims and policyholders' benefits	40	86	76	109
Other insurance related expenses	—	—	3	8
Interest expense	28	28	112	112
Other expenses	12	6	57	37
Total claims, benefits and expenses	80	120	248	266
Core income (loss) before income tax	(70)	(118)	(230)	(252)
Income tax (expense) benefit on core income (loss)	18	24	47	48
Core income (loss)	$(52)	$(94)	$(183)	$(204)

Investment Summary - Consolidated

	December 31, 2022		September 30, 2022		December 31, 2021
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$21,429	$(1,708)	$20,927	$(2,167)	$24,139	$2,699
States, municipalities and political subdivisions:
Tax-exempt	4,633	(45)	4,632	(267)	7,781	1,119
Taxable	3,684	(556)	3,791	(554)	4,162	466
Total states, municipalities and political subdivisions	8,317	(601)	8,423	(821)	11,943	1,585
Asset-backed:
RMBS	2,631	(442)	2,689	(464)	2,956	63
CMBS	1,635	(251)	1,688	(233)	2,031	44
Other ABS	2,927	(359)	2,914	(347)	2,598	44
Total asset-backed	7,193	(1,052)	7,291	(1,044)	7,585	151
U.S. Treasury and obligations of government-sponsored enterprises	110	(1)	109	2	130	(2)
Foreign government	575	(42)	498	(46)	583	13
Redeemable preferred stock	3	—	3	—	—	—
Total fixed maturity securities	37,627	(3,404)	37,251	(4,076)	44,380	4,446
Equities:
Common stock	185	—	210	—	233	—
Non-redeemable preferred stock	489	—	681	—	802	—
Total equities	674	—	891	—	1,035	—
Limited partnership investments:
Hedge funds	456	—	464	—	595	—
Private equity funds	1,470	—	1,431	—	1,264	—
Total limited partnership investments	1,926	—	1,895	—	1,859	—
Other invested assets	78	—	73	—	91	—
Mortgage loans	1,040	—	953	—	973	—
Short term investments	1,832	1	1,074	1	1,990	—
Total investments	$43,177	$(3,403)	$42,137	$(4,075)	$50,328	$4,446

Net receivable/(payable) on investment activity	$8		$(14)		$201

Effective duration (in years)	6.6		6.7		6.6
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	December 31, 2022		September 30, 2022		December 31, 2021
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,165	$(1,260)	$12,997	$(1,458)	$14,897	$713
States, municipalities and political subdivisions:
Tax-exempt	1,197	(211)	1,275	(273)	1,604	92
Taxable	1,986	(486)	1,989	(484)	2,369	69
Total states, municipalities and political subdivisions	3,183	(697)	3,264	(757)	3,973	161
Asset-backed:
RMBS	2,617	(442)	2,669	(464)	2,899	60
CMBS	1,606	(248)	1,651	(231)	1,955	42
Other ABS	2,374	(276)	2,401	(266)	2,326	31
Total asset-backed	6,597	(966)	6,721	(961)	7,180	133
U.S. Treasury and obligations of government-sponsored enterprises	109	(1)	96	2	109	(2)
Foreign government	546	(34)	472	(35)	545	11
Redeemable preferred stock	3	—	3	—	—	—
Total fixed maturity securities	23,603	(2,958)	23,553	(3,209)	26,704	1,016
Equities:
Common stock	185	—	210	—	233	—
Non-redeemable preferred stock	73	—	140	—	179	—
Total equities	258	—	350	—	412	—
Limited partnership investments:
Hedge funds	252	—	257	—	329	—
Private equity funds	814	—	792	—	700	—
Total limited partnership investments	1,066	—	1,049	—	1,029	—
Other invested assets	78	—	73	—	91	—
Mortgage loans	830	—	729	—	741	—
Short term investments	1,772	1	1,048	1	1,887	—
Total investments	$27,607	$(2,957)	$26,802	$(3,208)	$30,864	$1,016

Net receivable/(payable) on investment activity	$(3)		$(2)		$145

Effective duration (in years)	4.7		4.8		4.9
Weighted average rating	A		A-		A

Investment Summary - Life & Group

	December 31, 2022		September 30, 2022		December 31, 2021
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,264	$(448)	$7,930	$(709)	$9,242	$1,986
States, municipalities and political subdivisions:
Tax-exempt	3,436	166	3,357	6	6,177	1,027
Taxable	1,698	(70)	1,802	(70)	1,793	397
Total states, municipalities and political subdivisions	5,134	96	5,159	(64)	7,970	1,424
Asset-backed:
RMBS	14	—	20	—	57	3
CMBS	29	(3)	37	(2)	76	2
Other ABS	553	(83)	513	(81)	272	13
Total asset-backed	596	(86)	570	(83)	405	18
U.S. Treasury and obligations of government-sponsored enterprises	1	—	13	—	21	—
Foreign government	29	(8)	26	(11)	38	2
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	14,024	(446)	13,698	(867)	17,676	3,430
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	416	—	541	—	623	—
Total equities	416	—	541	—	623	—
Limited partnership investments:
Hedge funds	204	—	207	—	266	—
Private equity funds	656	—	639	—	564	—
Total limited partnership investments	860	—	846	—	830	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	210	—	224	—	232	—
Short term investments	60	—	26	—	103	—
Total investments	$15,570	$(446)	$15,335	$(867)	$19,464	$3,430

Net receivable/(payable) on investment activity	$11		$(12)		$56

Effective duration (in years)	9.9		9.8		9.2
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

December 31, 2022	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$30	$(3)	$433	$(35)	$5,660	$(330)	$13,866	$(1,169)	$1,440	$(171)	$21,429	$(1,708)
States, municipalities and political subdivisions	—	—	1,361	(35)	4,757	(454)	1,918	(45)	280	(67)	1	—	8,317	(601)
Asset-backed:
RMBS	2,309	(335)	250	(110)	2	—	10	—	17	—	43	3	2,631	(442)
CMBS	—	—	312	(30)	660	(110)	219	(36)	323	(52)	121	(23)	1,635	(251)
Other ABS	—	—	285	(23)	186	(44)	1,155	(107)	1,135	(157)	166	(28)	2,927	(359)
Total asset-backed	2,309	(335)	847	(163)	848	(154)	1,384	(143)	1,475	(209)	330	(48)	7,193	(1,052)
U.S. Treasury and obligations of government-sponsored enterprises	110	(1)	—	—	—	—	—	—	—	—	—	—	110	(1)
Foreign government	—	—	160	(7)	304	(20)	81	(13)	30	(2)	—	—	575	(42)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	3	—	3	—
Total fixed maturity securities	$2,419	$(336)	$2,398	$(208)	$6,342	$(663)	$9,043	$(531)	$15,651	$(1,447)	$1,774	$(219)	$37,627	$(3,404)

Percentage of total fixed maturity securities	6%		6%		17%		24%		42%		5%		100%

Components of Net Investment Income

	Consolidated
Periods ended December 31	Three Months		Twelve Months
(In millions)	2022	2021	2022	2021
Taxable fixed income securities	$422	$364	$1,585	$1,439
Tax-exempt fixed income securities	50	75	244	311
Total fixed income securities	472	439	1,829	1,750
Common stock	21	20	(19)	40
Limited partnerships - hedge funds	7	—	(37)	35
Limited partnerships - private equity funds	(8)	88	25	327
Total limited partnership and common stock investments	20	108	(31)	402
Other, net of investment expense	11	4	7	7
Net investment income	$503	$551	$1,805	$2,159

Effective income yield for fixed income securities portfolio	4.5%	4.3%	4.4%	4.3%
Limited partnership and common stock return	0.9	5.1	(1.4)	22.3

	Property & Casualty and Corporate & Other
Periods ended December 31	Three Months		Twelve Months
(In millions)	2022	2021	2022	2021
Taxable fixed income securities	$255	$226	$964	$892
Tax-exempt fixed income securities	11	11	45	48
Total fixed income securities	266	237	1,009	940
Common stock	21	20	(19)	40
Limited partnerships - hedge funds	4	—	(20)	19
Limited partnerships - private equity funds	(5)	48	13	181
Total limited partnership and common stock investments	20	68	(26)	240
Other, net of investment expense	13	4	18	13
Net investment income	$299	$309	$1,001	$1,193

Effective income yield for fixed income securities portfolio	4.0%	3.6%	3.8%	3.7%

	Life & Group
Periods ended December 31	Three Months		Twelve Months
(In millions)	2022	2021	2022	2021
Taxable fixed income securities	$167	$138	$621	$547
Tax-exempt fixed income securities	39	64	199	263
Total fixed income securities	206	202	820	810
Common stock	—	—	—	—
Limited partnerships - hedge funds	3	—	(17)	16
Limited partnerships - private equity funds	(3)	40	12	146
Total limited partnership and common stock investments	—	40	(5)	162
Other, net of investment expense	(2)	—	(11)	(6)
Net investment income	$204	$242	$804	$966

Effective income yield for fixed income securities portfolio	5.5%	5.4%	5.4%	5.5%

Net Investment Gains (Losses)

Periods ended December 31	Consolidated
	Three Months		Twelve Months
(In millions)	2022	2021	2022	2021
Fixed maturity securities: (1)
Corporate and other bonds	$(21)	$19	$(89)	$134
States, municipalities and political subdivisions	(2)	—	26	—
Asset-backed	(5)	(14)	(34)	(38)
Total fixed maturity securities	(28)	5	(97)	96
Non-redeemable preferred stock	(5)	(13)	(116)	4
Derivatives, short term and other	—	1	22	10
Mortgage loans	—	10	(8)	10
Net investment gains (losses)	(33)	3	(199)	120
Income tax benefit (expense) on net investment gains (losses)	7	(2)	45	(24)
Net investment gains (losses), after tax	$(26)	$1	$(154)	$96

(1) Excludes the loss in 2022 on the assets supporting the funds withheld liability, which is reflected in the Derivatives, short term and other line.

Derivatives, short term and other for the twelve months ended December 31, 2022 includes an $18 million non-economic net gain related to the coinsurance agreement on the Company's legacy annuity business in the Life & Group segment and the associated funds withheld embedded derivative, which was novated in 2022.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2022 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,925	$9,172	$2,262	$18,359	$3,645	$2,696	$24,700
Ceded	1,440	867	378	2,685	106	2,356	5,147
Net	5,485	8,305	1,884	15,674	3,539	340	19,553

Net incurred claim & claim adjustment expenses	479	692	149	1,320	276	4	1,600
Net claim & claim adjustment expense payments	(400)	(570)	(133)	(1,103)	(260)	(4)	(1,367)
Foreign currency translation adjustment and other	(1)	3	103	105	18	(1)	122

Claim & claim adjustment expense reserves, end of period
Net	5,563	8,430	2,003	15,996	3,573	339	19,908
Ceded	1,315	965	400	2,680	101	2,410	5,191
Gross	$6,878	$9,395	$2,403	$18,676	$3,674	$2,749	$25,099

Twelve months ended December 31, 2022 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,433	$8,890	$2,280	$17,603	$3,754	$2,817	$24,174
Ceded	1,168	825	340	2,333	113	2,523	4,969
Net	5,265	8,065	1,940	15,270	3,641	294	19,205

Net incurred claim & claim adjustment expenses	1,839	2,608	636	5,083	1,063	80	6,226
Net claim & claim adjustment expense payments	(1,540)	(2,242)	(437)	(4,219)	(1,008)	(34)	(5,261)
Foreign currency translation adjustment and other	(1)	(1)	(136)	(138)	(123)	(1)	(262)

Claim & claim adjustment expense reserves, end of period
Net	5,563	8,430	2,003	15,996	3,573	339	19,908
Ceded	1,315	965	400	2,680	101	2,410	5,191
Gross	$6,878	$9,395	$2,403	$18,676	$3,674	$2,749	$25,099

Life & Group Policyholder Reserves

December 31, 2022
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,979	$10,151	$13,130
Structured settlement annuities and other	517	—	517
Total	3,496	10,151	13,647
Shadow adjustments	77	—	77
Ceded reserves	101	—	101
Total gross reserves	$3,674	$10,151	13,825

December 31, 2021
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,905	$10,012	$12,917
Structured settlement annuities and other	536	—	536
Total	3,441	10,012	13,453
Shadow adjustments	200	2,936	3,136
Ceded reserves	113	288	401
Total gross reserves	$3,754	$13,236	$16,990

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment primarily includes the results of long term care businesses that are in run-off.
•Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty businesses in run-off, including CNA Re, asbestos and environmental pollution, excess workers' compensation and legacy mass tort. Intersegment eliminations are also included in this segment.
•Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2022 Form 10-K for further discussion of this non-GAAP financial measure.
•Management uses underwriting gain (loss) to monitor insurance operations of our Specialty, Commercial and International segments. Underwriting gain (loss) is pretax and calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.
•In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.
•Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and any cumulative effects of changes in accounting guidance. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.
•Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful